Income Taxes - Schedule of Deferred Tax Assets And Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Net operating losses	$ 56,555	$ 47,840
Tax credit carryforward	6,709	5,463
Non qualifying stock options	7,861	4,865
Other	4,523	3,774
Total deferred tax assets	75,648	61,942
Valuation allowance	(70,722)	(56,679)
Deferred tax assets, net of valuation allowance	4,926	5,263
Tangible and intangible assets	(4,926)	(5,263)
Net deferred taxes	$ 0	$ 0